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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                      Current Report Pursuant to Section 13
                 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 1, 2001


                             AM COMMUNICATIONS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            000-09856                   23-1922958
--------                    ----------------------        ---------------------
(State or                   (Commission File No.)           (I.R.S. Employer
other juris-                                               Identification No.)
diction of
incorporation
or organization)

                             100 Commerce Boulevard
                       Quakertown, Pennsylvania 18951-2237
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (215) 538-8700








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Item Two:  Acquisition of Assets


                  On October 1, 2001, AM Broadband Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Broadband"), acquired from David P. Sylvestre ("David"), Clifford P. Sylvestre ("Clifford"), Edward L. Reynolds ("Edward"), Joanne Sylvestre ("Joanne"), Donna M. Sylvestre ("Donna") and Elizabeth D. Reynolds ("Elizabeth") (each a "Seller" and, collectively, the "Sellers") all of the issued and outstanding capital stock (the "Stock") of SRS Communications Corporation, a Connecticut corporation ("SRS"), and EDJ Communications, Inc., a Connecticut corporation ("EDJ") (each a "Company" and, collectively, the "Companies"). As a result of the acquisition of the Stock, Broadband acquired control of all of the Companies' assets, including their respective inventory, equipment, customer lists, accounts receivable, cash, and intangible assets.

                  Immediately following the completion of the acquisition of the Stock, Broadband caused EDJ to be merged with and into SRS pursuant to the applicable provisions of Connecticut law (the "Merger"). Immediately upon the effectiveness of the Merger, EDJ ceased to exist as a separate legal entity and SRS, as the surviving corporation, succeeded to all of EDJ's rights and property, and became subject to all of EDJ's debts and liabilities, by operation of law. As a result of the Merger, SRS is now the sole subsidiary of Broadband.

                  The following consideration was paid by Broadband to acquire the Stock:

                  (a) $1,150,000.00 in cash, to be paid by Broadband to the Sellers in weekly installments following the closing of the Stock acquisition held on October 1, 2001 (the "Closing"), each in an amount equal to that portion of the Companies' accounts receivable

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existing as of the Closing (the "Existing Receivables") which are actually collected by the Companies during the applicable week, and continuing until the total of such installments equals $1,150,000.00. The Registrant will use funds received as payments on the Existing Receivables to make the aforementioned weekly installment payments to the Sellers.

                  (b) $3,000,000.00 in the form of a subordinated promissory note (the "Note") delivered by Broadband to the Sellers at the Closing. The Note bears interest at the rate of five percent (5%) per annum. The outstanding principal balance of the Note, and all interest accrued thereon, is repayable in twelve (12) equal, consecutive quarterly payments, payable on the first day of each calendar quarter, commencing on January 1, 2002. The Registrant anticipates that internal funds of Broadband will be utilized to make all payments due under the Note. Payment of all amounts outstanding under the Note is guaranteed by the Registrant.

                  (c) 9,000,000 restricted shares of Common Stock of the Registrant, par value $.10 per share, were delivered by Broadband to the Sellers at the Closing.

         The purchase price payable by Broadband for the Stock, as evidenced by the Note, will be reduced on a dollar-for-dollar basis if and to the extent that the aggregate Net Book Value of the Companies (defined as the book value of the Companies' assets minus the book value of the Companies' liabilities), as of the Closing, is less than $1,650,000.00. The Aggregate Net Book Value of the Companies as of the Closing shall be determined by Broadband within sixty (60) days of the Closing pursuant to the procedures set forth in the Stock Purchase Agreement entered into between Broadband, the Registrant, the Companies and the Sellers dated as of September 7, 2001 (the "Purchase Agreement").

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         Simultaneously with the Closing, the Registrant executed an amendment to its existing loan documents with Progress Bank (the "Bank"). Pursuant to the terms of such amendment, the Registrant's existing credit facility was changed as follows:

         1. Broadband and SRS were added as co-borrowers with the Registrant.

         2. The maximum availability to the Registrant, SRS and Broadband (collectively, the "Borrowers") under the line of credit facility extended by the Bank was increased to equal the lesser of (a) $3,000,000.00, and (b) an amount equal to (i) eighty percent (80%) of the Borrowers' qualified accounts receivable minus (ii) fifty percent (50%) of the then outstanding principal amount of the term loan extended by the Bank to the Borrowers at the Closing.

         3. The maturity date of the line of credit was extended to September 30, 2002.

         4. Broadband pledged all of the outstanding shares of the capital stock of SRS to the Bank as security for all amounts owed by the Borrowers to the Bank.

         5. Broadband and SRS granted a security interest to the Bank in all of their respective assets as security for all amounts owed by the Borrowers to the Bank, in addition to the security interest already granted by the Registrant to the Bank in all of the Registrant's assets.

         6. The Registrant pledged all of the outstanding shares of the capital stock of Broadband to the Bank as security for all amounts owed by the Borrowers to the Bank.

         7. The Bank extended a term loan to the Borrower in the principal amount of $459,336.30 (the "Term Loan"). The proceeds of the Term Loan were utilized by the Borrowers at the Closing to repay in full all amounts owed by the Companies on the date of the Closing to the U.S. Small Business Administration.

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         The amount and nature of the consideration to be paid by the Broadband to acquire the Stock was arrived at by negotiation between the parties.

         The Sellers have no material relationship with the Registrant or any of its affiliates, directors or officers, or any associate of any director or officer of the Registrant, except that, under the terms of the Purchase Agreement, David, Clifford, Edward, and Joanne will serve as employees of Broadband.

Item Seven:  Financial Statements and Exhibits.

         (a) Financial Statements. The financial statements required to be filed pursuant to this subsection will be supplied when available, but not later than sixty (60) days from the date of this filing.

         (b) Pro Forma Financial Statements. The pro forma financial statements required to be filed pursuant to this subsection will be supplied when available, but not later than sixty (60) days from the date of this filing.

        (c)  Exhibits.
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                  Exhibit 2 - Stock Purchase Agreement (complete copies of the various Annexes, Exhibits and Schedules to the Stock Purchase Agreement are not being filed herewith. A brief summary of each such omitted document is attached to the Stock Purchase Agreement. The Registrant hereby agrees to furnish the United States Securities and Exchange Commission, upon request, with a complete copy of each such omitted document.)

                  Exhibit 4 - Registration Rights Agreement between the Registrant and the Sellers

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AM COMMUNICATIONS, INC.


Dated:  October 15, 2001                        By: /s/ Javad K. Hassan
                                                    ---------------------------
                                                    Javad K. Hassan, President






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